UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

DarkPulse, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18730	36-3688583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8760 Virginia Meadows Dr.	20109
Manassas, Virginia	(Zip Code)
(Address of principal executive offices)

(800) 436-1436

(Registrant’s telephone number, including area code)

Klever Marketing, Inc.

1100 E. 6600 So., #305

Salt Lake City, UT 84121

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As disclosed in the registrant’s Current Report on Form 8-K filed on May 1, 2018 (the “May 1st Current Report”), on April 27, 2018, the registrant, formerly known as Klever Marketing, Inc. and now known as DarkPulse, Inc. (the “Company”), DarkPulse Technologies Inc., a New Brunswick corporation (the “Private Company”), and DPTH Acquisition Corporation, a Utah corporation and wholly owned subsidiary of Parent (the “Merger Subsidiary”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Merger Subsidiary would merge with and into the Private Company and the Private Company would be the surviving corporation and become a wholly owned subsidiary of the Company (the “Merger”). As disclosed in the registrant’s Current Report on Form 8-K/A filed on July 13, 2018 (the “July 13th Current Report”), on July 7, 2018, the parties to the Merger Agreement amended the Merger Agreement to (i) eliminate the requirement that the Company effect a reverse stock split prior to closing, (ii) modify the number and type of shares that would be issued to the shareholders of the Private Company in the Merger, and (iii) make several other clerical amendments to the Merger Agreement.

With respect to eliminating the requirement that the Company effect a reverse stock split prior to closing, on or about July 7, 2018, the Company determined that it would not pursue a reverse stock split prior to closing and that it would abandon its preliminary Schedule 14C filed on June 7, 2018, with respect the reverse stock split. The Company will file a new preliminary Schedule 14C should it determine to pursue a reverse stock split in the future.

With respect to the merger consideration to be received by the shareholders of the Private Company, instead of 85,000 shares of Company common stock being issued for each 1 share of Private Company common stock in the Merger, the parties amended the Merger Agreement to require the Company to issue 100 shares of Series D Preferred Stock for each 1 share of Private Company common stock.

On July 18, 2018, the parties closed the Merger and filed Articles of Merger merging the Merger Subsidiary with and into the Private Company, the Private Company paid the Company $150,000 as required by the Merger Agreement, and the Company issued 88,235 shares of its Series D Preferred Stock (the “Shares”) to the Private Company shareholders in consideration of their shares of the Private Company, with the Private Company becoming a wholly owned subsidiary of the Company. As a result of the Merger, the Private Company has been acquired by the Company, and the Private Company is now a wholly owned subsidiary of the Company.

The foregoing descriptions of the Merger Agreement and its amendment are qualified in their entirety by reference to the full text of the Merger Agreement and the amendment to the Merger Agreement, filed as Exhibit 2.1 to each of the May 1st Current Report and July 13th Current Report, respectively, and incorporated by reference in this report.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The description of the issuances of the Shares to the Private Company shareholders set forth in Item 2.01 above is incorporated by reference into this Item 3.02. The issuance of the Shares was made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder, as there was no general solicitation, the issuances did not involve a public offering, and there were only seven Private Company shareholders, each of whom were accredited or financially sophisticated.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

In connection with the Merger, as of July 18, 2018, all shares of the Company’s Class A Voting Preferred Stock, Class B Voting Preferred Stock, and Class C Voting Preferred Stock had been returned to the Company and cancelled, and immediately prior to closing the Merger on July 18, 2018, there were 89,680,567 shares of the Company’s common stock outstanding. As each share of Series D Preferred Stock entitles the holder to 6,000 votes on all matters submitted to a vote of the stockholders, and 88,235 shares of Series D Preferred Stock (the “Shares”) were issued to the Private Company shareholders in connection with the merger on July 18, 2018, the issuance of the Shares to the Private Company shareholders constituted a change of control as the Private Company shareholders now own 100% of the Company’s outstanding preferred stock, and the Shares entitle the Private Company shareholders to approximately 85.5% of the total votes associated with the Company’s common and preferred stock.

The description of the issuances of the Shares to the Private Company shareholders set forth in Item 2.01 above is incorporated by reference into this Item 5.01, and the description of the Series D Preferred Stock set forth in Item 5.03 below is also incorporated by reference into this item.

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the Merger and as of July 18, 2018, Paul Begum, Jerry Wright, and Robert Campbell resigned from all director and officer positions with the Company, and the following individuals were appointed to the following positions with the Company:

Name	Age	Position
Dennis M. O’Leary	55	CEO & Chairman of the Board of Directors
Thomas A. Cellucci	60	Co-CEO & Director
Stephen Goodman	74	Chief Financial Officer
Mark Banash	57	Chief Technology Officer
David Singer	68	Chief Marketing Officer

The following summarizes the background of each such executive officer and appointed director.

Dennis M. O’Leary

Mr. O’Leary is a serial entrepreneur with significant international experience having founded Sulu Electric Power and Light Corp (Philippines), a firm with expertise in utility scale power generation and solar energy. He is the co-founder and Chairman of DarkPulse Technologies Inc., a firm developing specialized devices that monitor activities along national borders and provide structural health and safety monitoring of oil and gas pipelines. He holds extensive start-up experience including multiple exit strategies. Mr. O’Leary is an Ambassador for the Province of New Brunswick, Canada, and a Research Member of the NATO Science and Technology Organization. He served as a member of the Board at Arizona State University’s School of Engineering, Global Resolve as Chair of the Impact Committee. His previous employment includes the NYPD where he worked as a member of the Manhattan North Tactical Narcotics Team, which prosecuted establishments involved in the illegal distribution of narcotics. He was a member of a joint taskforce working with the DEA and USINS in the execution of warrants related to narcotics trafficking. While at the NYPD, he was assigned to the Department of Justice as a member of the FBI’s investigative team with internal designation C14. He is a licensed private pilot with turbine experience. Mr. O’Leary is not, and has not been during the past 5 years, the director of any other public companies.

Thomas A. Cellucci, PhD, MBA

Dr. Cellucci has been a senior executive in both the private and public sectors for over 36 years. He is the co-CEO and a Board member of DarkPulse Technologies Inc., as well as the Chairman and CEO of Bravatek Solutions, Inc., a publicly traded company on the over-the-counter market with the ticker symbol “BVTK.” He founded and still owns/operates Cellucci Associates, Inc. with headquarters at Harvard Square in Cambridge, Massachusetts. Dr. Cellucci served as the US Government’s first-ever Chief Commercialization Officer after a very successful career managing high technology firms, working for both President George W. Bush and President Obama from 2007-2012. He worked at both the White House, as well as the US Department of Homeland Security. He also currently assists President Trump’s team when asked, most recently writing a book on innovative, commercialization-based public-private partnerships for Critical Infrastructure/Key Resources. Dr. Cellucci has authored or co-authored 25 scholarly books and over 211 high-tech and business articles, and he currently holds the highest security levels in the US government and military. He earned a PhD in Physical Chemistry from the University of Pennsylvania (1984), an MBA from Rutgers University (1991) and a BS in Chemistry from Fordham University (1980). He is on a number of Boards and served as the Chairman of the World Bank’s International Science and Commercialization Board and is the Chairman of Eurasian Technological University in Almaty, Kazakhstan. He currently holds two endowed Chairs at prestigious universities in Kazakhstan, and he has previously taught at Harvard Business School, Princeton University and the University of Pennsylvania.

Stephen Goodman, JD, MBA

Mr. Goodman has over four decades of experience in the management and treasury function of both private and publicly owned companies. After graduating from the Wharton School, he served three years active duty as a junior officer in the Coast Guard, assigned to the supply center servicing all Coast Guard ships and stations throughout the world. He then was the Treasurer of a small international public electronics company that manufactured a component employed in virtually all electronic equipment. He subsequently founded several financial companies specializing in providing funding to both small and medium sized businesses, and to individuals using real estate as collateral.

In the early 90’s, he and two associates founded a pager and cellular distribution business, which led to his becoming a principal, director, and the CFO for Prime Companies Inc., a publicly owned wireless telecommunications company. In that position, he developed and implemented a business plan, including funding, for the buildout of fixed broadband wireless systems. He initiated a plan to spin off a subsidiary, providing a dividend to the company’s 1300 shareholders. He developed the winning plan to jointly develop and commercialize wireless licenses owned by a mid-Atlantic university. He developed a distribution network of retailers for prepaid wireless and dial tone telephone services, for the company’s wholly owned California licensed Competitive Local Exchange Carrier.

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He earned a BS degree from the Wharton School at the University of Pennsylvania, an MBA from New York University, and a Juris Doctor degree from William Howard Taft University.

He has been an adjunct professor at the University of Phoenix, teaching finance and communications in the graduate and undergraduate schools, both online and in the classroom.

He was a member and the Treasurer for the Maricopa County Sheriff’s North Valley Posse, and was the Commander of his local American Legion Post until June 30, 2018, when his term expired.

Mark Banash, PhD, MBA

Dr. Banash has almost 30 years of experience in bringing advanced technology from the laboratory to the marketplace. His work covers biocides, polymers, coatings, ceramics, and new forms of glass for laser optic applications. In 2003, he moved to Zyvex where he oversaw production of the company’s nanopositioning systems for electron microscopes as well as its carbon nanotube resins for advanced composites. In 2007, he went to Nanocomp Technologies, where as VP-Chief Scientist he was responsible for everything for the company’s carbon nanotube materials from basic research to quality control to new product formats. Following Nanocomp’s recent sale to Huntsman, he went to AvCarb where he now heads the Engineering Development of new carbon materials for fuel cells, flow batteries, hydrogen generators, and energy storage. He has also served as an operations and technical consultant to DarkPulse Technologies Inc. since October 2017, working on transitioning the technology from prototype to a manufacturable design.

Dr. Banash holds a BA with honors in Chemistry with minors in Mathematics and English from the University of Pennsylvania, and a Ph.D. in Chemistry from Princeton University. He also holds an MBA from the University of Maryland, University College, where he was subsequently a professor teaching Operations Management until 2012. He is a Six Sigma Black Belt and has worked with ISO and NIST on metrology and quality standards related to new technologies.

David Singer

Mr. Singer brings over four decades of experience working with both national and international companies developing business relationships and expanding new and existing business opportunities. He also brings a wealth of proven experience working in, and with, public companies as he served as the Chairman, CEO and President of an American Stock Exchange company, as well as served in various positions in OTC companies for over 20 years.

Currently, Mr. Singer serves as the Chief Marketing/Sales Officer for DarkPulse Technologies Inc. He served ten years as Vice President, Project Manager for Hatzel & Buehler, Inc., the county's oldest electrical contractor. In this position he served as project manager for several commercial and industrial projects, such as; Renaissance Center in downtown Detroit, Ford Motor Company assembly facilities, University of Michigan building automation systems, Hyatt Regency Hotel life-safety systems, Michigan Bell facilities, and Detroit Edison facilities.

He joined CSL as Vice President of sales and marketing and became President at CSL Energy Controls. A shared energy savings company. CSL provided shared energy savings opportunities for commercial customers, industrial and industrial customers national wide.

Mr. Singer served as a special consultant to the General President of the Sheetmetal Workers International Association where he helped establish the National Energy Management Institute, NEMI. The National Energy Management Institute is a not-for-profit organization jointly funded and managed by the Sheet Metal and Air Conditioning Contractors’ National Association (SMACNA) and the International Association of Sheet Metal, Air, Rail and Transportation Workers (SMART). NEMI develops programs seeking to create or expand employment opportunities for SMART members and programs that assist SMACNA contractors.

Mr. Singer served as Vice President of energy and environmental municipal financing of First Municipal Division at Banc One Leasing Corporation, were he oversaw the financing for co-generation, trash-to-cash energy development projects; and energy conservation programs for Federal, State and municipal projects, including the first Federal Energy Shared Savings project for the United States Government.

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Mr. Singer served as President of Highland Energy Group., a national energy service company (ESCO) providing demand side management (DSM) services to public utilities, such as the Public Service Company of Colorado, Duke Power, and Texas Utilities.

At Navtech Industries, Mr. Singer worked with New Mexico Governor Gary Johnson, US Congressman Bill Richardson, US Senator Pete Domenici and Navajo President Albert Hale to renovate a 50,000 SqFt manufacturing facility in Shiprock, NM, on the Navajo Reservation to establish an electronic contract manufacturing facility. Navtech employed over 350 Navajo workers, were they provided all aspects of electronic contractor assembly services. Navtech provided the assembly and electronics for the Freemont Street Experience in downtown Las Vegas, in-room honor bars for Marriott Hotel worldwide and player tracking systems for casino slot machines for the major manufactures.

World Wireless Communications, Inc. was formed in 1996. Mr. Singer became its President in 1997, and following that, he was appointed its CEO and Chairman. World Wireless was a pink sheet company, and in 2000, under Mr. Singer’s leadership, became an AMEX traded company. World Wireless provided both wireless and electronic contract assembly services. It used its wireless technology to provide companies such as The Williams Companies wireless SCADA technology to monitor its natural-gas pipelines through the United States, and wireless remote data acquisition from natural gas meters at remote customers through-out the United States. World also worked with several electrical utilities nationwide to connect meters for near-real-time data monitor of actual energy usage. World Wireless was selected by Matsushita Electric Industrial Co, Panasonic, to develop its spread-spectrum 2.4 GHz radio platform for their cordless telephone, the Giga-Range, which was introduced in 1999. In 2000, World established Xtra-Web a standalone platform to transfer information from a device to the Internet, which has now become widely known as “smart” technology. Xtra-Web technology was incorporated in restaurant equipment for Wendy’s, McDonalds, and deployed in gathering real-time operation information on HVAC systems and vending machines worldwide.

After leaving World Wireless, he served as Interim Chief Financial Officer of the Company, and as its Interim Chief Executive Officer where he worked with the Company’s prior management to market its smart shopper technology to Fujitsu.

Before joining DarkPulse, Mr. Singer served as President, CTO, and Director of Intelligent Highway Solutions, Inc., a publicly traded company on the over-the-counter market with the ticker symbol “IHSI.” He directed the formation of that company from a private company to a public vehicle, overseeing the filing of its registration statement.

The terms of the employment of the Company’s newly appointed officers and directors have not yet been finalized.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 12, 2018, the Company filed a Certificate of Designation with the State of Delaware amending the designation of its previously designated “Class D Voting Preferred Stock,” designating 100,000 shares of the Company’s preferred stock as “Series D Preferred Stock.” Each share of Series D Preferred Stock entitles the holder to 6,000 votes on all matters submitted to a vote of the Company’s stockholders and is convertible at the election of the holder into a number of shares of common stock equal to the number of outstanding shares of stock of the Company multiplied by 5 ⅔, divided by the number of outstanding shares of Series D Preferred Stock. For example, immediately after closing the Merger on July 18, 2018, there were 89,680,567 shares of the Company’s common stock outstanding, and 88,235 shares of Series D Preferred Stock outstanding, and therefore each share of Series D Preferred Stock would be convertible into approximately 5,765 shares of common stock.

On July 20, 2018, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the State of Delaware, changing the name of the Company to “DarkPulse, Inc.” The Company intends to file a corporate action notification with the Financial Industry Regulatory Authority (FINRA) to change the name of the Company and its ticker symbol with the over-the-counter markets.

The foregoing descriptions of the Certificate of Amendment and Certificate of Designation are qualified in their entirety by the full text of such Certificates, filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated by reference in this report. Neither certificate required shareholder approval pursuant the relevant provisions of the Delaware General Corporation Law.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The Company will file any financial statements required by this Item not later than 71 days after July 24, 2018.

(b) Pro Forma Financial Information.

The Company will file any financial statements required by this Item not later than 71 days after July 24, 2018.

(d) Exhibits:

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No. Description

3.1	Certificate of Amendment to Certificate of Incorporation filed July 20, 2018
3.2	Certificate of Designation filed July 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DarkPulse, Inc.

Dated: July 24, 2018	By:	/s/ Dennis M. O’Leary
Dennis M. O’Leary CEO & Chairman

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